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                                                                    EXHIBIT 99.1


                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Quarterly Report on Form 10-Q of The A Consulting Team, Inc. for the six months ended June 30, 2002, I, Shmuel BenTov, the principal executive officer of The A Consulting Team, Inc., hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Quarterly Report on Form 10-Q for the six months ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the six months ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of The A Consulting Team, Inc., on a consolidated basis.





  August 12, 2002                /s/ Shmuel BenTov
-------------------              ----------------------------
Date                             Name:  Shmuel BenTov
                                 Title: Chief Executive Officer and President


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